UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 31, 2004
(Date of earliest event reported)

THOMAS & BETTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	1-4682 (Commission File Number)

22-1326940
(IRS Employer Identification No.)

8155 T&B Boulevard Memphis, Tennessee (Address of Principal Executive Offices)	38125 (ZIP Code)

Registrant’s Telephone Number, Including Area Code:
(901) 252-8000

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Form of Nonqualified Stock Option Agreement

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Filed with this Current Report as Exhibit 10 is the Form of Nonqualified Stock Option Agreement, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     10 Form of Nonqualified Stock Option Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)
By:	/s/ Donald R. Rawlins
Donald R. Rawlins
Assistant General Counsel and Assistant Secretary

Date: August 31, 2004

EXHIBIT INDEX

Exhibit	Description of Exhibits
10	Form of Nonqualified Stock Option Agreement.